Exhibit 10.4

APPENDIX I

FORM OF SHIP MANAGEMENT AGREEMENT

1.	Date of Agreement [to be dated the date of execution]	THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO) STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: “SHIPMAN 98” Part I
2.	Owners (name, place of registered office and law of registry) (Cl. 1)	3.	Managers (name, place of registered office and law of registry) (Cl. 1)
	Name [name of relevant member of the Partnership Group]		Name Costamare Shipping Company S.A.
	Place of registered office [to be completed]		Place of registered office Panama City, Republic of Panama
	Law of registry [to be completed]		Law of registry Republic of Panama
4.	Day and year of commencement of Agreement (Cl. 2) [to be completed on execution]
5.	Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) YES	6.	Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) YES
7.	Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3) YES	8.	Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) YES
9.	Accounting Services (state “yes” or “no” as agreed) (Cl. 3.5) YES	10.	Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) YES
11.	Provisions (state “yes” or “no” as agreed) (Cl. 3.7) YES	12.	Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) YES
13.	Chartering Services Period (only to be filled in if “yes” stated in Box 7) (Cl. 3.3(i)) 36 months (including any optional extensions applicable) and with a gross daily rate (or time charter equivalent) of US$[ ]	14.	Owners’ Insurance (state alternative (i), (ii) or (iii) of Cl. 6.3) Clause 6.3(ii)
15.	~~Annual~~ Management Fee (state ~~annual~~ amount) (Cl. 8.1) See Clause 8.1	16.	Severance Costs (state maximum amount) (Cl. 8.4(ii) not applicable
17.	Day and year of termination of Agreement (Cl. 17) see Clause 17	18.	Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (Cl. 19) see Clause 19.1
19.	Notices (state postal ~~and-cable-~~address~~, telex~~ and telefax number for serving notice and communication to the Owners) (Cl. 20) c/o Costamare Partners LP 60 Zephyrou Street & Syngrou Avenue Athens, Greece Telefax: + 30 210 940 6454 Attention: Chief Executive Officer	20.

Notices (state postal ~~and cable~~ address~~, telex~~ and telefax number for serving notice and communication to the Managers) (Cl. 20)

60 Zephyrou Street & Syngrou Avenue

Athens, Greece

Telefax: +30 210 940 9051

Attention: Chief Executive Officer

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel~~), “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels)~~ attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and Annexes “A”~~, “B”, “C” and “D”~~ shall prevail over those of PART II to the extent of such conflict but no further.~~.~~
Signature(s) (Owners) [name of relevant member of the Partnership Group]		Signature(s) (Managers) COSTAMARE SHIPPING COMPANY S.A.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1.	Definitions	1	practice.		49
	In this Agreement save where the context otherwise requires,	2
	the following words and expressions shall have the meanings	3	3.1 Crew Management		50
	hereby assigned to them.	4	(only applicable if agreed according to Box 5)		51
	“Owners” means the party identified in Box 2.	5	The Managers shall provide suitably qualified Crew for the Vessel		52
	“Managers” means the party identified in Box 3.	6	as required by the Owners in accordance with the STCW 95		53
	“Vessel” means the vessel or vessels details of which are set out	7	requirements, provision of which includes but is not limited to		54
	in Annex “A” attached hereto.	8	the following functions:		55
	“Business Day” shall have the same meaning as ascribed thereto		(i)	selecting and engaging the Vessel’s Crew, including payroll	56
	In Section 1.1 of the Partnership Management Agreement.	8		arrangements, pension administration, and insurances for	57
	“Crew” means the Master, officers and ratings employed on the	9		the Crew other than those mentioned in Clause 6;	58
	Vessel from time to time ~~of the numbers,~~		(ii)	ensuring that the applicable requirements of the law of the	58
	~~rank and nationally specified in Annex “B” attached hereto.~~	10		flag of the Vessel are satisfied in respect of manning levels,	60
	~~“Crew support Code” means all expenses of a general nature~~	11		rank, qualification and certification of the Crew and	61
	~~which are not particularly referable to any individual vessel for~~	12		employment regulations including Crew’s tax, social	62
	~~the time being managed by the Managers and which are incurred~~	13		insurance, discipline and other requirements;	63
	~~by the Managers for the purpose of providing an efficient and~~	14	(iii)	ensuring that all members of the Crew have passed a medical	64
	~~economic management service and, without prejudice to the~~	15		examination with a qualified doctor certifying that they are fit	65
	~~generality of the foregoing, shall include the cost of crew standby~~	16		for the duties for which they are engaged and are in possession	66
	~~pay, training schemes for officers and ratings, cadet training~~	17		of valid medical certificates issued in accordance with	67
	~~schemes, sick pay, study pay, recruitment and interviews.~~	18		appropriate flag State requirements. In the absence of	68
	“Related Manager” shall have the meaning as ascribed thereto	19		applicable flag State requirements the medical certificate shall	69
	in Section 1.1 of the Partnership Management Agreement.			be dated not more than three months prior to the respective	70
	“Severance Costs” means the costs which the employers are			Crew members leaving their country of domicile and	71
	legally obliged to pay to or in respect of the Crew as a result of	20		maintained for the duration of their service on board the Vessel;	72
	the early termination of any employment contract for service on	21	(iv)	ensuring that the Crew shall have a command of the English	73
	the Vessel.	22		language of a sufficient standard to enable them to perform	74
	“Crew Insurances” means insurances against crew risks which	23		their duties safely;	75
	shall include but not be limited to death, sickness, repatriation,	24	(v)	arranging transportation of the Crew, including	76
	injury, shipwreck unemployment indemnity and loss of personal	25		repatriation, board and lodging as and when required at rates and
	effects.	26		types of accommodations as customary in the industry;
	“Partnership Management Agreement” means the agreement dated		(vi)	training of the Crew and supervising their efficiency;	77
	[ ] 2015 made between the Partnership and the Managers.		(vii)	keeping and maintaining full and complete records of any	78
	“Management Services” means the services specified in sub-	27		labor agreements which may be entered into with the Crew and,
	clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12.	28		if applicable, conducting union negotiations;
	“ISM Code” means the International Management Code for the	29	(viii)	operating the Managers’ drug and alcohol policy unless	79
	Safe Operation of Ships and for Pollution Prevention as adopted	30		otherwise agreed in writing.	80
	by the International Maritime Organization (IMO) by resolution	31
	A.741(18) or any subsequent amendment thereto.	32	3.2 Technical Management		81
	“ISPS Code” means the International Ship and Port Facility.		(only applicable if agreed according to Box 6)		82
	Security Code constituted pursuant to resolution A.924(22) of		The Managers shall provide technical management which		83
	the International Maritime Organisation now set out in Chapter		includes, but is not limited to, the following functions:		84
	XI-2 of the International Convention for the Safety of Life at Sea		(i)	provision of competent personnel to supervise the	85
	(SOLAS) 1974 (as amended) and the mandatory ISPS Code as			maintenance and general efficiency of the Vessel;	86
	adopted by a Diplomatic Conference of the International		(ii)	arrangement and supervision of dry dockings, repairs,	87
	Maritime Organisation on Maritime Security in December 2002			alterations and the upkeep of the Vessel to the standards	88
	and includes any amendments or extensions to it and any			required by the Owners provided that the Managers shall	89
	regulation issued pursuant to it.			be entitled to incur the necessary expenditure to ensure	90
	“Partnership” means Costamare Partners LP of Trust Company			that the Vessel will comply with the law of the flag of the	91
	Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the			Vessel and of the places where she trades, and all	92
	Marshall Islands MH96960.			requirements and recommendations of the classification	93
	“STCW 95” means the International Convention on Standards	33		society;	94
	of Training, Certification and Watchkeeping for Seafarers, 1978,	34	(iii)	arrangement of the supply of necessary stores, spares and	95
	as amended in 1995 or any subsequent amendment thereto.	35		lubricating oil;	96
			(iv)	appointment of surveyors and technical consultants as the	97
2.	Appointment of Managers	36		Managers may consider from time to time to be necessary;	98
	With effect from the day and year stated in Box 4 and continuing	37	(v)	development, implementation and maintenance of a Safety	99
	unless and until terminated as provided herein, the Owners	38		Management System (SMS) in accordance with the ISM	100
	hereby appoint the Managers as the technical and commercial	39		Code (see sub-clauses 4.2 and 5.3) and of a security system in	101
	managers of the Vessel and the Managers hereby agree			accordance with the ISPS Code;
	to act as the technical and commercial ~~M~~managers of the Vessel.	40	(vi)	handling any claims against the builder of the Vessel
				arising out of the relevant shipbuilding contract,
3.	Basis of Agreement			if applicable; and
	Subject to the terms and conditions herein provided, during the	42	(vii)	on request by the Owners, providing the Owners with a
	period of this Agreement, the Managers shall carry out	43		copy of any inspection report, survey, valuation or any other
	Management Services in respect of the Vessel as agents for	44		similar report prepared by any shipbrokers, surveyors, the
	and on behalf of the Owners. Subject to Section 4.6 of the Partnership	45		Class etc..
	Management Agreement, ~~T~~the Managers shall have authority
	to take such actions as they may from time to time in their absolute	46	3.3 Commercial Management		102
	discretion consider to be necessary to enable them to perform	47	(only applicable if agreed according to Box 7)		103
	this Agreement in accordance with sound ship management	48	The Managers shall provide the commercial operation of the		104

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	Vessel,-~~as-required-by-the-Owners,~~ which includes, but is not	105		negotiation of the same. The Managers shall, on the request of	147
	limited to, the following functions:	106		the Owners, either directly or by employing the services of a
(1)	providing chartering services ~~in-accordance-with-the-Owners’~~	107		broker, endeavor to procure a buyer for the Vessel at a price
	~~institutions~~-which include, but are not limited to, seeking	108		and otherwise on terms acceptable to the Owners.
	and negotiating employment for the Vessel and the conclusion	109		3.7 Provisions (only applicable if agreed according to Box 11)	148
	(including the execution thereof) of charter parties or other	110		The Managers shall arrange for the supply of provisions.	149
	contracts relating to the employment of the Vessel, whether on a	111
	voyage, time, demise, contract of affreightment or other			3.8 Bunkering (only applicable if agreed according to Box 12)	150
	basis. If such a			The Managers shall arrange for the provision of bunker fuel of the	151
	contract exceeds the period and is for a rate that is less than	112		quality specified by the Owners as required for the Vessel’s trade.	152
	the rate, in either case, stated in Box 13, consent thereto
	in writing shall first be obtained from the Owners.	113	4.	Managers’ Obligations	153
(ii)	arranging of the proper payment to Owners or their nominees	114		4.1 Without prejudice to the relevant provisions of the Partnership	154
	of all hire and/or freight revenues or other moneys of	115		Management Agreement and in particular, but without limitation
	whatsoever nature to which Owners may be entitled arising	116		to the foregoing, the provisions of Section 2.3, Section 4.1,
	out of the employment of or otherwise in connection with the	117		Section 4.5 and Section 4.7 thereof, the Managers undertake to
	Vessel;~~.~~	118		use their ~~best-endeavors~~ commercially reasonable efforts to
(iii)	providing voyage estimates and accounts and calculating of	119		provide the agreed Management Services as agents for and on	155
	hire, freights, demurrage and/or dispatch moneys due from	120		behalf of the Owners in accordance with sound ship management	156
	or due to the charterers of the Vessel;	121		practice and to protect and promote the interests of the Owners in	157
(iv)	issuing to the Crew ~~of~~appropriate voyage instructions and	122		all matters relating to the provision of services hereunder.	158
	monitoring voyage performance;			Provided, however, that the Managers in the performance of their	159
(v)	appointing agents;	123		management responsibilities under this Agreement shall be entitled	160
(vi)	appointing stevedores;	124		to have regard to their overall responsibility in relation to all vessels	161
(vii)	arranging surveys associated with the commercial operation	125		as may from time to time be entrusted to their management and	162
	of the Vessel;	126		in particular, but without prejudice to the generality of the foregoing,	163
(viii)	carrying out the necessary communications with the			the Managers shall be entitled to allocate available supplies,	164
	shippers, charterers and others involved with the receiving			manpower and services in such manner as in the prevailing	165
	and handling of the Vessel at the relevant loading and			circumstances the Managers in their absolute discretion consider	166
	discharging ports, including sending any notices required			to be fair and reasonable.	167
	under the terms of the Vessel’s employment at the time;			4.2 Where the Managers are providing Technical Management	168
(ix)	invoicing on behalf of the Owners all freights, hires,			in accordance with sub-clause 3.2, they shall procure that the	169
	demurrages, outgoing claims, refund of taxes, balances of			requirements of the law of the flag of the Vessel are satisfied and	170
	disbursements, statements of account and other sums due			they shall in particular be deemed to be the “Company’ as defined	171
	to the Owners and account receivables arising from the			by the ISM Code, assuming the responsibility for the operation of	172
	operation of the Vessel and, upon the request of the Owners,			the Vessel and taking over the duties and responsibilities imposed	173
	issuing releases on behalf of the Owners upon receipt of			by the ISM Code and/or the ISPS Code when applicable.	174
	payment or settlement of any such amounts;
(x)	preparing off-hire statements and/or hire statements;
(xi)	procuring and arranging for port entrance and clearance,
	pilots, consular approvals and other services necessary for		5.	Owners’ Obligations	175
	the management and safe operation of the Vessel; and			5.1 Without prejudice to the relevant provisions of the Partnership	176
(xii)	reporting to the Owners of any major casualties,			Management Agreement, ~~T~~the Owners shall pay all sums due to
	damages received or caused by the Vessel or any major			the Managers punctually
	release or discharge of oil or other hazardous material not in			in accordance with the terms of this Agreement.	177
	compliance with any laws.			5.2 Where the Managers are providing Technical Management	178
	3.4 Insurance Arrangements’	127		in accordance with sub-clause 3.2, the Owners shall:	179
	(only applicable if agreed according to Box 8)	128		(i) procure that all officers and ratings supplied by them or on	180
	The Managers shall arrange insurances in accordance with	129		their behalf comply with the requirements of STCW 95;	181
	Clause 6, on such terms and conditions as the Owners shall	130		(ii) instruct such officers and ratings to obey all reasonable orders	182
	have instructed or agreed, in particular regarding underwriters	131		of the Managers in connection with the operation of the	183
	conditions,			Managers’ safety management system.	184
	insured values, deductibles and franchises.	132		5.3 Where the Managers are not providing Technical Management	185
				in accordance with sub-clause 3.2, the Owners shall procure that	186
	3.5 Accounting Services	133		the requirements of the law of the flag of the Vessel are satisfied	187
	(only applicable if agreed according to Box 9)	134		and that they, or such other entity as may be appointed by them	188
	Without prejudice to the relevant provisions of the Partnership	135		and identified to the Managers, shall be deemed to be the	189
	Management Agreement and, in particular, but without			“Company” as defined by the ISM Code assuming the responsibility	190
	limitation, Section 4.11, Section 5.1 and Section 10.6 thereof,			for the operation of the Vessel and taking over the duties and	191
	~~T~~the Managers shall:			responsibilities imposed by the ISM Code when applicable.	192
(I)	establish an accounting system which meets the	136
	requirements of the Owners and provide regular accounting	137
	services, supply regular reports and records,	138
(ii)	maintain the records of all costs and expenditure incurred	139	6.	Insurance Policies	193
	as well as data necessary or proper for the settlement of	140		The Owners shall procure, ~~whether-~~by instructing the Managers	194
	accounts between the parties.	141		under sub-clause 3.4 ~~or otherwise~~, that throughout the period of	195
				this Agreement:	196
	3.6 Sale or Purchase of the Vessel	142		6.1 at the Owners’ expense, the Vessel is insured for not less	197
	(only applicable if agreed according to Box 10)	143		than her sound market value or entered for her full gross tonnage,	198
	The Managers shall, in accordance with the Owners’ instructions,	144		as the case may be for:	199
	supervise the sale or purchase of the Vessel, including the	145		(i) usual hull and machinery marine risks (including crew	200
	performance of any sale or purchase agreement, but not	146		negligence) and excess liabilities;	201
				(ii) protection and indemnity risks (including pollution risks and	202

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	Crew insurances); ~~and~~	203			in accordance with the provisions of Article IX of the Partnership
	(iii) war risks (including protection and indemnity and crew risks);	204			Management Agreement.
	and				~~payable on the commencement of the Agreement (see Clause~~	247
	(iv) any other insurance that the Owners determine or the				~~2 and Box 4) and subsequent installments being payable every~~	248
	Managers advise them in writing that, in either case, it is				~~month.~~	249
	prudent or, as the case may be, appropriate on the basis of				8.2 The management fee shall be subject to ~~an annual~~-review	250
	prevailing market practices to be obtained in respect of the				in accordance with the provisions of Sections 9.2 and 9.3 of the	251
	Vessel, its freight/hire or any third party liabilities,				Partnership Management Agreement ~~the anniversary date of the~~
					~~Agreement and the proposed~~
	in each case in accordance with the best practice of prudent owners	205			~~fee shall be presented in the annual budget referred to in sub-~~	252
	of				~~clause 9.1~~.	253
	vessels of a similar type to the Vessel, with first crass insurance	206			8.3 ~~The Managers shall, at no extra cost to the Owners, provide~~	254
	companies, underwriters or associations (“the Owners’	207			~~their own office accommodation, office staff, facilities and~~	255
	Insurances”);	208			~~stationery.~~ Without limiting the generality of Clause 7 the Owners	256
	6.2 all premiums and calls and applicable deductibles and/or	209			shall reimburse the Managers for postage and communication	257
	franchises on the Owners’ Insurances are paid				expenses, travelling expenses, and other out of pocket	258
	promptly by their due date,	210			expenses properly incurred by the Managers in pursuance of	259
	6.3 the Owners’ Insurances name the Managers and, subject	211			the Management Services.	260
	to underwriters’ agreement, any third party designated by the	212			8.4 The provisions of Section 9.4, Section 9.5, Section 9.6 and	261
	Managers as a joint assured, with full cover, with the Owners	213			Section 9.7 of the Partnership Management Agreement shall be
	obtaining cover in respect of each of the insurances specified in	214			deemed as incorporated herein mutatis mutandis.
	sub-clause 6.1:	215			8.5 The Managers have the right to demand the payment of any
	(i) on terms whereby the Managers and any such third party	216			of the management fees and expenses payable under this
	are liable in respect of premiums or calls arising in connection	217			Agreement either from the Partnership or the Owners. Payment of
	with the Owners’ Insurances; or	218			any such fees or expenses or any part thereof by either the
	(ii) if reasonably obtainable, on terms such that neither the	219			Partnership or the Owners shall prevent the Managers from making a
	Managers nor any such third party shall be under any	220			claim on the other person for the same amount to the extent
	liability in respect of premiums or calls arising in connection	221			that the same has been already paid to the Managers.
	with the Owners’ Insurances; or	222			~~in the event of the appointment of the Managers being~~
	(iii) on such other terms as may be agreed in writing.	223			~~terminated by the Owners of the Managers in accordance with~~	262
	Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left	224			~~the provisions of Clauses 17 and 18 other than by reason of~~ 	263
	blank then (i) applies.	225			~~default by the Managers, or if the Vessel is lost, sold or otherwise~~	264
	6.4 written evidence is provided, to the reasonable satisfaction	226			~~Disposed of, the “management fee” payable to the Managers~~	265
	of the Managers, of their compliance with their obligations under	227			~~According to the provisions of sub-clause 8.1, shall continue to~~	266
	Clause 6 within a reasonable time of the commencement of	228			~~be payable for a further period of three calendar months as~~	267
	the Agreement, and of each renewal date and, If specifically	229			~~from the termination date. In addition, provided that the~~ 	268
	requested, of each payment date of the Owners’ Insurances,	230			~~Managers provide Crew for the Vessel in accordance with sub-~~	269

					~~clause 3.1.~~	270
7.	Income Collected and Expenses Paid on Behalf of Owners	231		~~(i)~~	~~the Owners shall continue to pay Crew Support Costs during~~	271
	7.1 Without prejudice to the provisions of Section 10.7 of the	232			~~the said further period of three calendar months and~~	272
	Partnership Management Agreement, ~~A~~all moneys collected by the			~~(ii)~~	~~the Owners shall pay an equitable proportion of any~~	273
	Managers under the terms of				~~Severance Costs which may materialize, not exceeding~~	274
	this Agreement (other than moneys payable by the Owners to	233			~~the amount stated in Box 16.~~	275
	the Managers) and any interest thereon shall be held to the	234			~~8.5 If the Owners decide to lay up the Vessel whilst this~~	276
	credit of the Owners in a separate bank account.	235			~~Agreement remain in force and such lay up lasts for more~~	277
	7.2 Without prejudice to the provisions of Section 9.7, Section	236			~~than three months, an appropriate reduction of the management~~	278
	10.5 and Section 10.8 of the Partnership Management Agreement, ~~A~~all				~~fee for the period exceeding three months until one month~~	279
	expenses incurred by the Managers under the terms				~~before the Vessel is again put into service shall be mutually~~ 	280
	of this Agreement on behalf of the Owners (including expenses	237			~~agreed between the parties.~~	281
	as provided in Clause 8) may be debited against the Owners	238			~~8.6 Unless otherwise agreed in writing all discounts and~~ 	282
	in the account referred to under sub-clause 7.1 but shall in any	239			~~commissions obtained by the Managers in the course of the~~	283
	event remain payable by the Owners to the Managers on	240			~~management of the Vessel shall be credited to the Owners~~	284
	demand. For the avoidance of doubt, the Managers can make	241
	such demand on the Owners as well as on the Partnership as		9.		Budgets and Management of Funds	285
	provided in Section 10.5 of the Partnership Management Agreement.				9.1 The Owners are aware that the Managers will be preparing	286
	Furthermore and without prejudice to the generality of the				budgets in connection with, inter alia, the provision of the
	provisions of this Clause 7, the Managers shall, subject to being				Management Services which the Managers will be submitting
	placed in funds by the Owners or the Partnership, arrange for the				for approval to the Partnership in accordance with the provisions of
	payment of all ordinary charges incurred in connection with the				Article X of the Partnership Management Agreement. ~~The Managers~~
	Management Services, including, but not limited to, all canal				~~shall present to the Owners annually a~~
	tolls, port charges, any amounts due to any governmental				~~budget for the following twelve months in such form as the~~	287
	authority with respect to the Crew and all duties and taxes in				~~Owners require. The budget for the first year hereof is set out~~	288
	respect of the Vessel, the cargo, hire or freight (whether levied				~~in Annex “C” hereto. Subsequent annual budgets shall be~~	289
	against the Owners, the Partnership or the Vessel), insurance				~~prepared by the Managers and submitted to the Owners not~~	290
	premiums, advances of balances of disbursements, invoices for				~~less than three months before the anniversary date of the~~ 	291
	bunkers, stores, spares, provisions, repairs and any other				~~commencement of this Agreement (see Clause 2 and Box 4).~~	292
	material and/or service in respect of the Vessel.				~~9.2 The Owners shall indicate to the Managers their acceptance~~	293
8	Management Fee	242			~~and approval of the annual budget within one month of~~	294
	8.1 The Owners shall pay to the Managers for their services	243			~~presentation and in the absence of any such indication the~~	295
	as Managers under this Agreement ~~an-annual~~ the management	244			~~Managers shall be entitled to assume that the Owners have~~	296
	fees as stated in ~~Box 15~~ Section 9.1(a) and Section 9(b) of the	245			~~accepted the proposed budget.~~	297
	Partnership Management Agreement -which shall be payable ~~by-equal~~				~~9.3 Following the agreement of the budget, the Managers shall~~	298
	~~monthly installments in advance, the first installment being~~ monthly	246

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	~~prepare and present to the Owners their estimate of the working~~	299
	~~capital requirement of the Vessel and the Managers shall each~~	300
	~~month up date this estimate. Based thereon,~~ Without prejudice to the right of the Managers to ask for funds in relation to the Management Services directly from the Partnership in accordance with the relevant provisions of the Partnership Management Agreement, the Managers shall	301
	each month request the Owners in writing for the funds required	302
	to run the Vessel for the ensuing month, including the payment	303
	of any occasional or extraordinary item of expenditure, such as	304
	emergency repair costs, additional insurance premiums, bunkers	305
	or provisions. Such funds shall be received by the Managers	306
	within ten running days after the receipt by the Owners of the	307
	Managers’ written request and shall be held ~~to the credit of the~~	308
	~~Owners~~ in a separate bank account in the name of the Managers or, if requested by the Managers, in the name of the Owners.	309
	~~9.4 The Managers shall produce a comparison between~~	310
	~~budgeted and actual income and expenditure of the Vessel in~~	311
	~~such form as required by the Owners monthly or at such other~~	312
	~~intervals as mutually agreed.~~	313
	9.5 Notwithstanding anything contained herein to the contrary,	314
	the Managers shall in no circumstances be required to use or	315
	commit their own funds to finance the provision of the	316
	Management Services.	317

10.	Managers’ Right to Sub-Contract	318
	Except to a Related Manager or V.Ships Greece Ltd. (where the Manager may subcontract any of their obligations hereunder, without need of obtaining the Owners’ consent for doing so), or as provided in the Partnership Management Agreement, ~~T~~the Managers shall not have the right to sub-contract any of	319
	their obligations hereunder, including those mentioned in sub-	320
	clause 3.1, without the prior written consent of the Owners which	321
	shall not be unreasonably withheld and which shall be promptly responded to. In the event of such a sub-	322
	contract the Managers shall remain fully liable for the due	323
	performance of their obligations under this Agreement	324

11.	Responsibilities	325
		326

The parties agree that the provisions of Sections 11.1 to 11.5

(inclusive) of the Partnership Management Agreement, shall apply to this Agreement mutatis mutandis, save that references therein to “any Shipmanagement Agreement or any Supervision

Agreement” shall be omitted and references to “Partnership”, “any member of the Partnership Group”, “Manager”, “any Submanager”, “a

Vessel”, “Section”, “Management Fees”, “each

Shipmanagement Agreement”, “Partnership Group” and “Article Xl”

shall be construed as references to the Owners, the Owners, the

Managers, any submanager, the Vessel, Clause, management

fee, this Agreement, the Owners and Clause 11, respectively,

when used herein.

	~~11.1 Force Majeure - Neither the Owners nor the Managers~~
	~~shall be under any liability for any failure to perform any of their~~	327
	~~obligations hereunder by reason of any cause whatsoever of~~	328
	~~any nature or kind beyond their reasonable control~~	329
	~~11.2 Liability to Owners – (i) Without prejudice to sub-clause~~	330
	~~11.1, the Managers shall be under no liability whatsoever to the~~	331
	~~Owners for any loss, damage, delay or expense of whatsoever~~	332
	~~nature, whether direct or indirect, (including but not limited to~~	333
	~~loss of profit arising out of or in connection with detention of or~~	334
	~~delay to the Vessel) and howsoever arising in the course of~~	335
	~~performance of the Management Services UNLESS same is~~	336
	~~proved to have resulted solely from the negligence, gross~~	337
	~~negligence or wilful default of the Managers or their employees,~~	338
	~~or agents or sub-contractors employed by them in connection~~	339
	~~with the Vessel, in which case (save where loss, damage, delay~~	340
	~~or expense has resulted from the Managers’ personal act or~~	341
	~~omission committed with the intent to cause same or recklessly~~	342
	~~and with knowledge that such loss, damage, delay or expense~~	343
	~~would probably result) the Managers’ liability for each incident~~	344
	~~or series of incidents giving rise to a claim or claims shall never~~	345
	~~Exceed a total of ten times the annual management fee payable~~	346
	~~hereunder,~~	347
	~~(ii) Notwithstanding anything that may appear to the contrary in~~	348
	~~this Agreement, the Managers shall not be liable for any of the~~	349
	~~actions of the Crew, even if such actions are negligent, grossly~~	350
	~~negligent or wilful, except only to the extent that they are shown~~	351
	~~to have resulted from a failure by the Managers to discharge~~	352
	~~their obligations under sub clause 3.1, in which case their liability~~	353
	~~shall be limited in accordance with the terms of this Clause 11.~~	354
	~~11.3 Indemnity – Except to the extent and solely for the amount~~	355
	~~therein set out that the Managers would be liable under sub-~~	356
	~~clause 11.2, the Owners hereby undertake to keep the Managers~~	357
	~~and their employees, agents and sub-contractors indemnified~~	358
	~~and to hold them harmless against all actions, proceedings,~~	359
	~~claims, demands or liabilities whatsoever or howsoever arising~~	360
	~~which may be brought against them or incurred or suffered by~~	361
	~~them arising out of or in connection with the performance of the~~	362
	~~Agreement, and against and in respect of all costs, losses,~~	363
	~~damages and expenses including legal costs and expenses on~~	364
	~~a full indemnity basis) which the Managers may suffer or incur~~	365
	~~(either directly or indirectly) in the course of the performance of~~	366
	~~this Agreement.~~	367
	~~11.4 “Himalaya” – It is hereby expressly agreed that no~~	368
	~~employee or agent of the Managers (including every sub-~~	369
	~~contractor from time to time employed by the Managers) shall in~~	370
	~~Any circumstances whatsoever be under any liability whatsoever~~	371
	~~to the Owners for any loss, damage or delay of whatsoever kind~~	372
	~~arising or resulting directly or indirectly from any act, neglect or~~	373
	~~default on his part while acting in the course of or in connection~~	374
	~~with his employment and, without prejudice to the generality of~~	375
	~~the foregoing provisions in this Clause 11, every exemption,~~	376
	~~limitation, condition and liberty herein contained and every right,~~	377
	~~exemption from liability, defence and immunity of whatsoever~~	378
	~~nature applicable to the Managers or to which the Managers are~~	379
	~~entitled hereunder shall also be available and shall extend to~~	380
	~~protest every such employee or agent of the Managers acting~~	381
	~~as aforesaid and for the purpose of all the foregoing provisions~~	382
	~~of this Clause 11 the Managers are or shall be deemed to be~~	383
	~~acting as agent or trustee on behalf of and for the benefit of all~~	384
	~~persons who are or might be their servants or agents from time~~	385
	~~to time (including sub-contractors as aforesaid) and all such~~	386
	~~persons shall to this extent be or be deemed to be parties to this~~	387
	~~Agreement.~~	388

12.	Documentation	389
	Without prejudice to the relevant provisions of the Partnership Management Agreement, ~~W~~where the Managers are providing Technical Management in	390
	accordance with sub-clause 3.2 and/or Crew Management in	391
	accordance with sub-clause 3.1, they shall make available,	392
	upon Owners’ request, all documentation and records related	393
	to the Safety Management System (SMS) and/or the Crew	394
	which the Owners need in order to demonstrate compliance	395
	with the ISM Code, the ISPS Code and STCW 95 or to defend a claim against	396
	a third party.	397

13.	General Administration	398
	13.1 Without prejudice to the provisions of Article V of the Partnership Management Agreement, but subject to the provisions of Section 4.6 of the Partnership Management Agreement, ~~T~~the Managers shall handle and settle all claims arising	399
	out of the Management Services hereunder and keep the Owners	400
	informed regarding any incident of which the Managers become	401
	aware which gives or may give rise to material claims or disputes involving	402
	third parties.	403
	13.2 The Managers shall, as instructed by the Owners under this Agreement and/or, as the case may be, Section 4.6 of the Partnership Management Agreement, bring	404
	or defend actions, suits or proceedings in connection with matters	405
	entrusted to the Managers according to this Agreement.	406

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

	13.3 The Managers shall also have power to obtain legal or	407
	technical or other outside expert advice in relation to the handling	408
	and settlement of claims and disputes or all other matters	409
	effecting the interests of the Owners in respect of the Vessel.	410
	13.4 The Owners shall arrange for the provision of any	411
	necessary guarantee bond or other security.	412
	13.5 Any costs ~~reasonably~~-incurred by the Managers in	413
	carrying out their obligations according to Clause 13 shall be	414
	reimbursed by the Owners.	415

14.	Auditing	416
	The Managers shall at all times maintain and keep true and	417
	correct accounts and shall make the same available for inspection	418
	and auditing by the Owners at such times as may be mutually	419
	agreed. On the termination, for whatever reasons, of this	420
	Agreement, the Managers shall release to the Owners, if so	421
	requested, the originals where possible, or otherwise certified	422
	copies, of all such accounts and all documents specifically relating	423
	to the Vessel and her operation. For the avoidance of any doubt,	424
	this Clause is in addition to and not in substitution of the
	relevant provisions of the Partnership Management Agreement~~,.~~

15.	Inspection of Vessel	425
	The Owners shall have the right at any time after giving	426
	reasonable notice to the Managers to inspect the Vessel for any	427
	reason they consider necessary.	428

16.	Compliance with Laws and Regulations	429
	The Managers will not do or permit to be done anything which	430
	might cause any breach or infringement of the laws and	431
	regulations of the Vessel’s flag, or of the places where she trades.	432

17.	Duration of the Agreement	433
	This Agreement shall come into effect on the day and year stated	434
	in Box 4 and shall continue until the date the Partnership Management	435
	Agreement is terminated in accordance with the provisions of
	Article XIII thereof, unless this Agreement is terminated earlier
	in accordance with the provision of Clause 18 hereof~~the date~~
	~~stated in Box 17.~~
	~~Thereafter it shall continue until terminated by either party giving~~	436
	~~to the other notice in writing, in which event the Agreement shall~~	437
	~~terminate upon the expiration of a period of two months from the~~	438
	~~date upon which such notice was given.~~	439

18.	Termination	440
	18.1 Owners’ default	441
	(i) The Managers shall be entitled to terminate the Agreement	442
	with immediate effect by notice in writing if any moneys	443
	payable by the Owners under this Agreement ~~and/or the~~	444
	~~owners of-any associated vessel, details of which are listed~~	445
	~~in Annex “D”,~~ shall not have been received in the Managers’	446
	nominated account within ~~ten~~20 ~~running~~ Business ~~d~~Days of	447
	receipt by
	the Owners of the Managers written request or if the Vessel	448
	is repossessed by the Mortgagees.	449
	(ii) if the Owners:	450
	(a) fall to meet their obligations under 5 sub-clauses 5.2	451
	and 5.3 of this Agreement for any reason within their	452
	control, or	453
	(b) proceed with the employment of or continue to employ	454
	the Vessel in the carriage of contraband, blockade	455
	running, or in an unlawful trade, or on a voyage which	456
	in the reasonable opinion of the Managers is unduly	457
	hazardous or improper,	458
	the Managers may give notice of the default to the Owners,	459
	requiring them to remedy it as soon as practically possible.	460
	In the event that the Owners fall to remedy it within ~~a~~	461
	~~reasonable time~~ 20 Business Days of receipt by the Owners	462
	of the Managers’ written request to the satisfaction of the
	Managers, the
	Managers shall be entitled to terminate the Agreement	463
	with immediate effect by notice In writing.	464
	18.2 Managers’ Default	465
	If the Managers fail to meet their obligations under Clauses 3	466
	and 4 of this Agreement for any reason within the control of the	467
	Managers, the Owners may give notice to the Managers of the	468
	default, requiring them to remedy it within 20 Business Days ~~as~~	469
	~~soon as practically~~
	~~possible~~. In the event that the Managers fail to remedy it within ~~a~~	470
	~~Reasonable time~~such period to the satisfaction of the Owners, the	471
	Owners
	shall be entitled to terminate the Agreement with immediate effect	472
	by notice in writing.	473
	18.3 Extraordinary Termination	474
	This Agreement shall be deemed to be terminated in the case of	475
	the sale of the Vessel or if the Vessel becomes a total loss or is	476
	declared as a constructive or compromised or arranged total	477
	loss or is requisitioned.	478
	18.4 For the purpose of sub-clause 18.3 hereof	479
	(i) the date upon which the Vessel is to be treated as having	480
	been sold or otherwise disposed of shall be the date on	481
	which the Owners cease to be registered as Owners of	482
	the Vessel;	483
	(ii) the Vessel shall not be deemed to be lost unless either	484
	she has become an actual total loss or agreement has	485
	been reached with her underwriters in respect of her	486
	constructive, compromised or arranged total loss or if such	487
	agreement with her underwriters is not reached it is	488
	adjudged by a competent tribunal that a constructive loss	489
	of the Vessel has occurred.	490
	18.5 The parties agree that the provisions of Sections 13.4(a) to	491
	13.4(d) (inclusive) of the Partnership Management Agreement, shall
	apply to this Agreement mutatis mutandis. ~~This agreement shall~~
	~~terminate forthwith in the event of~~
	~~an order being made or resolution passed for the winding up,~~	492
	~~dissolution, liquidation or bankruptcy of other party (otherwise~~	493
	~~than for the purpose of reconstruction or amalgamation) or if a~~	494
	~~receiver is appointed, or if it suspends payment, ceases to~~	495
	~~on business or makes any special arrangement or composition~~	496
	~~carry with its creditors.~~	497
	18.6 The termination of this Agreement shall be without	498
	prejudice to all rights accrued due between the parties prior to	496
	the date of termination.	500

19.	Law and Arbitration	501
	19.1 This Agreement and any non-contractual obligations	502
	connected with it shall be governed by and construed in

accordance with English law. All disputes arising out of this

Agreement and/or any non-contractual obligations connected

with it shall be arbitrated in London in the following manner.

One arbitrator is to be appointed by each of the parties hereto and a third by the two so chosen. Their decision or that of any two of them shall be final. The arbitrators shall be commercial persons, conversant with shipping matters. Such arbitration is to be conducted in accordance with the London Maritime

Arbitration Association (LMAA) Terms current at the time when the arbitration proceedings are commenced and in accordance

with the Arbitration Act 1996 or any statutory modification or re-

enactment thereof. In the event that a party hereto shall state a dispute and designate an arbitrator in writing, the other party shall have 10 Business Days to designate its own arbitrator. If such other party fails to designate its own arbitrator within such period, the arbitrator appointed by the first party can render an award hereunder. Until such time as the arbitrators finally close the hearings, either party shall have the right by written notice served on the arbitrators and on the other party to specify

further disputes or differences under this Agreement for hearing and determination. The arbitrators may grant any relief, and render an award, which they or a majority of them deem just and equitable and within the scope of this Agreement, including but not limited to the posting of security. Awards pursuant to this

Clause 19.1 may include costs and judgments may be entered

upon any award made herein in any court having jurisdiction.

~~and any dispute arising out of or~~

		503
	~~in connection with this Agreement shall be referred to arbitration~~	504

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.

PART II
“SHIPMAN 98” Standard Ship Management Agreement

~~in London in accordance with the Arbitration Act 1996 or~~	505
~~any statutory modification or re-enactment thereof save to~~	506
~~the extent necessary to give effect to the provisions of this~~	507
~~Clause.~~	508
~~The arbitration shall be conducted in accordance with the~~	509
~~London Maritime Arbitrators Association (LMAA) Terms~~	510
~~current at the time when the arbitration proceedings are~~	511
~~commenced.~~	512
~~The reference shall be to three arbitrators. A party wishing~~	513
~~to refer a dispute to arbitration shall appoint its arbitrator~~	514
~~and send notice of such appointment in writing to the other~~	515
~~party requiring the other party to appoint its own arbitrator~~	516
~~within 14 calendar days of that notice and stating that it will~~	517
~~appoint its arbitrator as sole arbitrator unless the other party~~	518
~~appoints its own arbitrator and gives notice that it has done~~	519
~~so within the 14 days specified. If the other party does not~~	520
~~appoint its own arbitrator and give notice that it has done so~~	521
~~within the 14 days specified, the part referring a dispute to~~	522
~~arbitration may, without the requirement of any further prior~~	523
~~notice to the other party, appoint its arbitrator as sole~~	524
~~arbitrator and shall advise the other party accordingly. The~~	525
~~award of a sole arbitrator shall be binding on both parties~~	526
~~as if he had been appointed by agreement.~~	527
~~Nothing herein shall prevent the parties agreeing in writing~~	528
~~to vary these provisions to provide for the appointment of a~~	529
~~sole arbitrator.~~	530
~~In cases where neither the claim nor any counterclaim~~	531
~~exceeds the sum of USD50,000 (or such other sum as the~~	532
~~parties may agree) the arbitration shall be conducted in~~	533
~~accordance with the LMAA Small Claims Procedure current~~	534
~~at the time when the arbitration proceedings are commenced.~~	535
~~19.2 This Agreement shall be governed by and construed~~	536
~~in accordance with Title 9 of the United States code and~~	537
~~the Maritime Law of the United States and any dispute~~	538
	~~arising out of or in connection with this Agreement shall be~~	539
	~~referred to three persons at New York, one to be appointed~~	540
	~~by each of the parties hereto, and the third by the two so~~	541
	~~chosen; their decision or that of any two of them shall be~~	542
	~~final, and for the purposes of enforcing any award,~~	543
	~~judgement may be entered on an award by any court of~~	544
	~~competent jurisdiction. The proceedings shall be conducted~~	545
	~~in accordance with the rules of the Society of Maritime~~	546
	~~Arbitrators, Inc.~~	547
	~~In cases where neither the claim nor any counterclaim~~	548
	~~exceeds the sum of USD50,000 (or such other sum as the~~	549
	~~parties may agree) the arbitration shall be conducted in~~	550
	~~accordance with the Shortened Arbitration Procedure of the~~	551
	~~Society of Maritime Arbitrators, Inc. current at the time when~~	552
	~~the arbitration proceedings are commenced.~~	553
	~~19.3 This Agreement shall be governed by and construed~~	554
	~~in accordance with the laws of the place mutually agreed by~~	555
	~~the parties and any dispute arising out of or in connection~~	556
	~~with this Agreement shall be referred to arbitration at a~~	557
	~~mutually agreed place, subject to the procedures applicable~~	558
	~~there.~~	559
	19.4 If Box 18 in Part I is not appropriately filled in, sub-	560
	clause 19.1 of this Clause shall apply.	561

	Note: 19.1, 19.2 and 19.3 are alternatives; indicate	562
	alternative agree in Box 18.	563

20.	Notices	564
	20.1 Any notice to be given by either party to the other	565
	Party shall be in writing and may be sent by fax, ~~telex,~~	566
	Registered or recorded mail or by personal service.	567
	20.2 The address of the Parties for service of such	568
	communication shall be as stated in Boxes 19 and 20,	569
	respectively.	570

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and the computer generated document.